Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lone Star Gold, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dan M. Ferris, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2012

By:	/s/ Dan M. Ferris
Dan M. Ferris
Chief Executive Officer
President, Treasurer and Secretary Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer